UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2018
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2018, DXC Technology Company (the “Company”) issued a press release reporting its preliminary financial results for the third quarter ended December 31, 2017. The Company will hold a conference call at 5:00 PM ET, on February 8, 2018, in which the Chief Executive Officer and the Chief Financial Officer will discuss this matter. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference and made a part hereof.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in the Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2017 and September 30, 2017 and any updating information in subsequent SEC filings, including the Company’s upcoming Form 10-Q for the quarter ended December 31, 2017. The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release issued February 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	February 8, 2018	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Earnings Press Release issued February 8, 2018